UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

JOURNEY MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! JOURNEY MEDICAL CORPORATION 9237 E VIA DE VENTURA BLVD., SUITE 105 SCOTTSDALE, AZ 85238 JOURNEY MEDICAL CORPORATION 2022 Annual Meeting Vote by June 20, 2022 11:59 PM ET You invested in JOURNEY MEDICAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 21, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 21, 2022 11:00 AM, ET Virtually at: ww w.virtualsha r eholdermeeting.com/MD2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D84307 - P75314

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends D84308 - P75314 1. Election of Directors Nominees: 1) Lindsay A. Rosenwald, M.D. 04) Jeffrey Paley, M.D., PhD 2) Claude Maraoui 05) Justin Smith 3) Neil Herskowitz 06) Miranda Toledano For 2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For 3. Amendment to the Company’s 2015 Stock Plan to increase the number of shares issuable thereunder. For